SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2006

SOFTBRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51118	41-2021446
(State or other jurisdiction or	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Two Meridian Crossings, Suite 800 Minneapolis, Minnesota	55423
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (612) 851-1500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment to the current report on Form 8-K filed by SoftBrands, Inc. on August 18, 2006 reporting under Item 2.01 the acquisition of MAI Systems Corporation (“MAI”) and indicating under Item 9.01 that the financial statements of MAI required by Rule 3-05(b) of Regulation S-X and the pro forma combined financial information required by Article 11 of Regulation S-X would be filed by amendment.  This Form 8-K/A is being filed to include such financial information.

Item 2.01 – Completion of Acquisition or Disposition of Assets

As previously disclosed, on August 14, 2006, SoftBrands, Inc. (“SoftBrands”) completed the acquisition of MAI Systems Corporation (“MAI”) through the Merger of SBN Acquisition Corp., a subsidiary of SoftBrands formed solely for that purpose, with and into MAI.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Audited consolidated balance sheets of MAI Systems Corporation and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, consolidated statements of stockholders’ deficiency and comprehensive income (loss) and consolidated statements of cash flows for the year ended December 31, 2005, for the period from January 1, 2004 to October 31, 2004 and for the period from November 1, 2004 to December 31, 2004 and for the year ended December 31, 2003 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Unaudited interim consolidated balance sheet of MAI Systems Corporation and subsidiaries as of June 30, 2006 and the unaudited consolidated statements of operations and consolidated statements of cash flows for the six month periods ended June 30, 2005 and June 30, 2006 are attached hereto as exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information

Unaudited pro forma condensed combined statements of operations of SoftBrands and MAI for the year ended September 30, 2005 and for the nine months ended June 30, 2006 giving effect to the acquisition and related financing as if it had occurred on October 1, 2004.

Unaudited pro forma condensed combined balance sheet of SoftBrands and MAI as of June 30, 2006 giving effect to the acquisition and related financing as if it had occurred on June 30, 2006.

Items described here under (b) are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOFTBRANDS, INC.

Date: December 12, 2006	By:	/s/ Gregg A. Waldon
Gregg A. Waldon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of BDO Seidman, LLP

99.1

Audited consolidated balance sheets of MAI Systems Corporation and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, consolidated statements of stockholders’ deficiency and comprehensive income (loss) and consolidated statements of cash flows for the year ended December 31, 2005, for the period from January 1, 2004 to October 31, 2004 and for the period from November 1, 2004 to December 31, 2004 and for the year ended December 31, 2003 .

99.2

Unaudited interim consolidated balance sheet of MAI Systems Corporation and subsidiaries as of June 30, 2006 and the unaudited consolidated statements of operations and consolidated statements of cash flows for the six month periods ended June 30, 2005 and June 30, 2006.

99.3	Unaudited pro forma condensed combined financial statements